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EXHIBIT 10.1      HAVEN BANCORP, INC. 1996 STOCK INCENTIVE PLAN



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                  HAVEN BANCORP, INC. 1996 STOCK INCENTIVE PLAN

                          ADOPTED ON FEBRUARY 29, 1996
                         EFFECTIVE AS OF APRIL 24, 1996






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                                TABLE OF CONTENTS



ARTICLE I         PURPOSE.....................................................1

      Section 1.1  General Purpose of the Plan................................1

ARTICLE II        DEFINITIONS.................................................1

      Section 2.1  Administrator..............................................1
      Section 2.2  Annual Retainer............................................1
      Section 2.3  Appreciation Right.........................................1
      Section 2.4  Award......................................................1
      Section 2.5  Award Agreement............................................1
      Section 2.6  Award Recipient............................................1
      Section 2.7  Bank.......................................................1
      Section 2.8  Beneficiary................................................1
      Section 2.9  Board......................................................2
      Section 2.10 Change in Control..........................................2
      Section 2.11 Code.......................................................2
      Section 2.12 Committee..................................................2
      Section 2.13 Corporation................................................3
      Section 2.14 Disinterested Board Member.................................3
      Section 2.15 Dividend Equivalent Right..................................3
      Section 2.16 Effective Date.............................................3
      Section 2.17 Eligible Director..........................................3
      Section 2.18 Eligible Individual........................................3
      Section 2.19 Exercise Period............................................3
      Section 2.20 Exercise Price.............................................3
      Section 2.21 Fair Market Value..........................................3
      Section 2.22 Haven......................................................3
      Section 2.23 Incentive Stock Option.....................................3
      Section 2.24 Non-Qualified Stock Option.................................3
      Section 2.25 Option.....................................................4
      Section 2.26 Option Holder..............................................4
      Section 2.27 Person.....................................................4
      Section 2.28 Plan.......................................................4
      Section 2.29 Qualified Domestic Relations Order.........................4
      Section 2.30 Retirement.................................................4
      Section 2.31 Restricted Stock...........................................4
      Section 2.32 Share......................................................4
      Section 2.33 Vesting Date...............................................4

ARTICLE III             ADMINISTRATION........................................5




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      Section 3.1 Committee..................................................5
      Section 3.2 Committee Action...........................................5
      Section 3.3 Committee Responsibilities.................................5
      Section 3.4 Indemnification............................................6

ARTICLE IV        AVAILABLE SHARES AND AWARD AGREEMENTS......................7

      Section 4.1 Available Shares...........................................7
      Section 4.2 Option Agreements..........................................7

ARTICLE V         STOCK OPTIONS..............................................8

      Section 5.1 Options Granted to Eligible Individuals....................8
      Section 5.2 Options Granted to Eligible Directors......................9
      Section 5.3 Method of Exercise........................................10
      Section 5.4 Limitations on Options....................................11
      Section 5.5 Additional Limitations on Incentive Stock Options.........11

ARTICLE VI        APPRECIATION RIGHTS.......................................12

      Section 6.1 Appreciation Rights Granted to Eligible Individuals.......12
      Section 6.2 Appreciation Rights Granted to Eligible Directors.........12
      Section 6.3 Exercise of Appreciation Rights...........................13
      Section 6.4 Effect of Exercise........................................13

ARTICLE VII       RESTRICTED STOCK..........................................14

      Section 7.1 Restricted Stock Granted to Eligible Individuals..........14
      Section 7.2 Restricted Stock Granted to Eligible Directors............14
      Section 7.3 Stock Certificates........................................15
      Section 7.4 Shareholder Rights........................................15
      Section 7.5 Distribution of Shares....................................15

ARTICLE VIII      DIVIDEND EQUIVALENT RIGHTS................................15

      Section 8.1 In General................................................15
      Section 8.2 Form of Dividend Equivalents..............................16

ARTICLE IX        AMENDMENT AND TERMINATION.................................16

      Section 9.1 Termination...............................................16
      Section 9.2 Amendment.................................................16
      Section 9.3 Adjustments for Business Reorganization, Stock Split or
                  Stock Dividend............................................16




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ARTICLE X          MISCELLANEOUS.............................................17

      Section 10.1 Status as an Employee Benefit Plan........................17
      Section 10.2 No Right to Continued Employment or Board Membership......17
      Section 10.3 Construction of Language..................................18
      Section 10.4 Governing Law.............................................18
      Section 10.5 Headings..................................................18
      Section 10.6 Non-Alienation of Benefits................................18
      Section 10.7 Taxes.....................................................18
      Section 10.8 Approval of Shareholders..................................18
      Section 10.9 Notices...................................................19





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                  HAVEN BANCORP, INC. 1996 STOCK INCENTIVE PLAN

                                    ARTICLE I

                                     PURPOSE

      Section 1.1    General Purpose of the Plan
                     ---------------------------

            The purpose of the Plan is to advance the interests of Haven Bancorp, Inc. and its shareholders by providing current directors, officers and employees of Haven and its affiliates with an incentive to achieve corporate objectives, and attracting and retaining directors, officers and employees of outstanding competence, through the award of equity interests in Haven, and by providing a means for the payment of compensation earned under the Columbia Federal Savings Bank Executive Incentive Compensation Plan in the form of stock options and awards.


                                   ARTICLE II

                                   DEFINITIONS

            The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context.

      Section 2.1  Administrator  means the person or persons  designated by the
                   -------------
Committee pursuant to Section 3.3 to assist the Committee in the administration of the Plan.

      Section 2.2 Annual Retainer means the annual retainer,  if any, being paid
                  ---------------
to an Eligible Director for service on the Board and/or the board of directors of the Bank.

      Section 2.3  Appreciation  Right means a right granted pursuant to Article
                   -------------------
VI which shall entitle the holder thereof to receive in accordance with the terms of such Appreciation Right an amount of cash equal to the difference between the Fair Market Value of the Shares subject to the Appreciation Right and the Exercise Price applicable to such Appreciation Right. For purposes of this Section 2.3, the Fair Market Value of a Share shall be determined on the date the Appreciation Right is exercised.

      Section  2.4  Award means the grant of an  Option,  Appreciation  Right or
                    -----
Restricted Stock made pursuant to the Plan.

      Section 2.5  Award Agreement  means the written  agreement  evidencing the
                   ---------------
grant of an Option, an Appreciation Right or Restricted Stock Award made pursuant to the Plan.

      Section  2.6  Award Recipient  means an  Eligible  Individual  or Eligible
                    ---------------
Director who has been granted an Option, an Appreciation Right or Restricted Stock pursuant to the Plan.

      Section  2.7  Bank  means  Columbia  Federal  Savings  Bank,  a  federally
                    ----
chartered stock savings bank and any successor thereto.

      Section  2.8  Beneficiary  means the  person or persons  designated  by an
                    -----------
Eligible Individual or Eligible Director in such form and manner as may be required by the Committee or Administrator, to receive his or her Award in the event all or any portion of such Award remains unexercised or undistributed upon his


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or her  death  or,  if no  such  Beneficiary  has  been  designated,  the  legal representative of the Eligible Individual or Eligible Director.

      Section 2.9  Board means the board of directors of Haven.
                   -----

      Section 2.10  Change in  Control  means  an  event of the nature that: (a)
                    ------------------
would be required to be reported by Haven in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (b) results in a Change in Control of the Bank or Haven within the meaning of the Change in Bank Control Act and the rules and regulations promulgated thereunder by the appropriate federal banking agency, as in effect on the date hereof; or
(c) results in a transaction requiring prior Federal Reserve Board ("FRB") approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB, as in effect on the date hereof; or (d) results in a transaction requiring prior Office of Thrift Supervision ("OTS") approval under the Home Owners' Loan Act and the regulations promulgated thereunder by the OTS, as in effect on the date hereof. Without limiting the foregoing, a Change in Control shall be deemed to have occurred at such time as:
(i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or Haven representing 20% or more of the Bank's or Haven's outstanding securities, except for any securities of the Bank purchased by Haven in connection with the conversion of the Bank to the stock form and any securities purchased by employee benefit plans maintained by the Bank or Haven, or such plans' related trusts; (ii) individuals who constitute the Board of Directors of Haven or the Board of Directors of the Bank on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any individual becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by Haven's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as though he were a member of the Incumbent Board, but only if such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a- 11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Haven; (iii) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or Haven becomes effective or a similar transaction occurs in which the Bank or Haven is not the resulting entity; (iv) a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or Haven or a similar transaction, which will result in the outstanding shares of the class of securities then subject to such plan or transaction being exchanged for or converted into cash or property or securities not issued by the Bank or Haven, is approved by the stockholders of Haven in response to a proxy statement that was distributed, soliciting proxies from stockholders of Haven, by someone other than the current management of Haven, or
(v) 20% or more of the voting securities of the Bank or Haven then outstanding are tendered and accepted by an offeror as of the closing of a tender offer for such securities.

      Section 2.11 Code means the Internal  Revenue Code of 1986  (including the
                   ----
corresponding provisions of any succeeding law).

      Section 2.12  Committee means the Committee described in Section 3.1.
                    ---------

      Section  2.13  Corporation means  Haven, the  Bank  and any  successor  or
                     -----------
successors thereto, and subject to the approval of, and such terms and conditions as may be imposed by, the Board, such other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution as may be or become an affiliate of Haven.

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      Section 2.14 Disinterested Board Member means a member of the Board who is
                   --------------------------
not currently an employee of the Company, is not a former employee of the Company who receives compensation for prior services and has not at any time previously been an officer of the Company.

      Section 2.15  Dividend Equivalent Right means a right described in Article
                    -------------------------
IX.

      Section 2.16  Effective  Date means the date on which the Plan is approved
                    ---------------
by the holders of a majority of the Shares represented in person or by proxy at a meeting duly called and held.

      Section 2.17 Eligible  Director means a member of the Board or a member of
                   ------------------
the board of directors of the Bank who is not an employee or an officer of the Corporation.

      Section 2.18  Eligible  Individual  means any employee of the  Corporation
                    --------------------
whom the Committee may select to receive an Award pursuant to the Plan, provided, however, that no Eligible Director shall be identified as an Eligible Individual.

      Section 2.19 Exercise Period means the period during which an Option or an
                   ---------------
Appreciation Right may be exercised.

      Section 2.20 Exercise  Price means the price per Share (a) at which Shares
                   ---------------
subject to an Option may be purchased upon exercise of the Option granted pursuant to Sections 5.1 or 5.2, or (b) used to determine the payment to be made pursuant to the exercise of an Appreciation Right granted pursuant to Sections
6.1 or 6.2.

      Section 2.21 Fair Market Value means,  when used in connection with Shares
                   -----------------
on a certain date, the average of the reported bid and ask price of the Shares as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on such date or if the Shares were not traded on such date, on the next preceding day on which the Shares were traded thereon or the last previous date on which a sale is reported.

      Section 2.22 Haven means Haven Bancorp,  Inc., a corporation organized and
                   -----
existing under the laws of the State of Delaware, and any successor thereto.

      Section 2.23 Incentive  Stock Option means a right to purchase Shares that
                   -----------------------
is granted pursuant to Section 5.1, that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 5.5 of the Plan and Section 422 of the Code.

      Section 2.24  Non-Qualified  Stock Option means a right to purchase Shares
                    ---------------------------
that is either (a) granted pursuant to Section 5.1, designated by the Committee to be a Non-Qualified Stock Option and is not intended to satisfy the requirements of Section 422 of the Code, or (b) granted pursuant to Section 5.2.

      Section  2.25  Option  means  either  an  Incentive   Stock  Option  or  a
                     ------
Non-Qualified Stock Option granted under this Plan.

      Section  2.26 Option  Holder means an Eligible  Individual  or an Eligible
                    --------------
Director who has been granted an Option under the Plan, or the Beneficiary of such an Eligible Individual or Eligible Director.

      Section 2.27 Person means an individual, a corporation,  a bank, a savings
                   ------
bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

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      Section 2.28 Plan means the Haven Bancorp, Inc. 1996 Stock Incentive Plan,
                   ----
as amended from time to time.

      Section 2.29 Qualified Domestic Relations Order means a Domestic Relations
                   ----------------------------------
Order that: (a) clearly specifies (i) the name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Option Holder's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order. For the purposes of this Plan, a "Domestic Relations Order" means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of an Option Holder.

      Section 2.30 Retirement means, in the case of an Eligible  Director,  such
                   ----------
Eligible Director's  termination of service, other than for cause, upon or after
(a) completing at least 5 years of service on the Board or the board of directors of the Bank, without regard to any breaks in such service, and (b) attaining age 55.

      Section  2.31  Restricted  Stock means Shares that have been granted to an
                     -----------------
Eligible Individual or Eligible Director pursuant to Article VII, which Shares shall not be transferable by the Award Recipient by means of sale, assignment, exchange, pledge or otherwise, until the Vesting Date or Vesting Dates applicable to such Shares.

      Section 2.32  Share means a share of common stock of Haven.
                    -----

      Section 2.33 Vesting Date means the date  established  by the Committee or
                   ------------
prescribed in Sections 5.2, 6.2 or 7.2, as of which (a) an Option or Appreciation Right may first be exercised, or (b) the restrictions relating to Restricted Stock will lapse. By way of example and not by way of limitation, a Vesting Date established by the Committee with respect to an Award made to an Eligible Individual may be a fixed calendar date, the date on which individual, group, departmental, divisional or corporate performance criteria established by the Committee are achieved and/or the date of an Award Recipient's termination of employment due to death, disability or retirement, or following a Change in Control.


                                   ARTICLE III

                                 ADMINISTRATION

      Section 3.1 Committee
                  ---------

            The Plan shall be administered by the Compensation Committee of the Board (or any successor committee), or such other committee as shall be designated by or on behalf of the Board to perform the duties set forth in this
Article III; provided, however, that all members of such Committee must be Disinterested Board Members. If fewer than 2 members of the Compensation
Committee of the Board are Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least 2 Disinterested Board Members.

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      Section 3.2 Committee Action
                  ----------------

            The Committee shall hold meetings, at least annually, and may make such administrative rules and regulations as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Corporation and all other interested parties.

      Section 3.3 Committee Responsibilities
                  --------------------------

            Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret, construe and implement the Plan, and to determine and resolve any and all questions that may arise under the Plan, Awards granted pursuant to the Plan and the terms and conditions thereof, and any such determinations, interpretations and other decisions made by the Committee under or with respect to the Plan or any Award thereunder, shall be final, conclusive and binding upon the Corporation, any Award Recipient or Beneficiary and any other Person having an interest in the Plan;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan;

                  (c) to appoint an officer, or officers, of Haven or the Bank, who need not be a member of the Committee, and who shall, subject to the responsibilities of the Committee and the Board, serve as the Administrator for the Plan and shall have the responsibility for the day-to-day control, management, operation and administration of the Plan, including, subject to the Committee's discretion, the following:

                        (i) maintaining records necessary or appropriate for the administration of the Plan;

                        (ii) giving and receiving such instructions, notices and information as may be necessary or appropriate in the administration of the Plan;

                        (iii) prescribing forms consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

                        (iv) determining and resolving any question arising in connection with the Plan or an Award made thereunder, and such Administrator's decision or action in respect thereof shall be final and conclusive and binding upon the Corporation, the Award Recipients, Beneficiaries and any other Person having an interest under the Plan; provided, however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Administrator, and the decision of the Committee in respect thereof shall be final;

                        (v) discharging such other responsibilities or follow such directions as may be assigned or given by the Committee or the Board; and any Person dealing with the Administrator shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Administrator; and

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                        (d) to take any other action not  inconsistent  with the
provisions of the Plan that it may deem necessary or appropriate.

      Section 3.4  Indemnification
                   ---------------

            No member of the Committee or an Administrator shall be liable for any action, omission, or determination relating to the Plan, and the Corporation shall indemnify and hold harmless each member of the Committee, the Administrator and each other director or employee of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Corporation.

                                   ARTICLE IV

                      AVAILABLE SHARES AND AWARD AGREEMENTS

      Section 4.1  Available Shares
                   ----------------

            Subject to Section 9.3, the maximum aggregate number of Shares with respect to which Options, Restricted Stock and Dividend Equivalent Rights may be granted at any time pursuant to this Plan shall be equal to the excess of:

                  (a)   210,000 Shares; over

                  (b)   the sum of:

                        (i) the number of Shares with respect to which Options previously granted under this Plan may then or may in the future be exercised; plus

                        (ii) the number of Shares with respect to which Options previously granted under this Plan have been exercised; plus

                        (iii) the number of Shares that have been granted as Restricted Stock under this Plan which have become or may in the future become vested.

The Shares available pursuant to this Section 4.1 may be either authorized but unissued Shares, or Shares previously issued and reacquired by Haven to be held as issued but not outstanding Shares. Solely for purposes of this Section 4.1:
(A) an Option shall not be considered as having been exercised or remaining exercisable to the extent that such Option terminates by reason other than the purchase the related Shares, (B) the exercise of an Appreciation Right related to an Option shall be treated as a termination, but not an exercise, of the related Option and (C) Shares of Restricted Stock that are forfeited prior to vesting shall be added to the number of Shares available under the Plan.

      Section 4.2 Option Agreements
                  -----------------

            Any Award granted pursuant to the Plan shall be evidenced by a written agreement which shall:

            (a) specify the number of Shares covered by or relating to the Award;

            (b) in the case of an Option, designate the Option as either an Incentive Stock Option or a Non-Qualified Stock Option;

            (c)   in the case of an Option or Appreciation Right:

                  (i) specify the Exercise Price for the Shares subject to the Option or Appreciation Right;

                  (ii)   specify   the   Exercise   Period  for  the  Option  or
Appreciation Right;

                  (iii) specify any Dividend Equivalent Rights relating to the Option or Appreciation Right;

            (d) specify the Vesting Date or Vesting Dates applicable to such Award;

            (e) set forth specifically, or incorporate by reference, the applicable provisions of the Plan; and

            (f) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Award granted to an Eligible Individual.


                                    ARTICLE V

                                  STOCK OPTIONS

      Section 5.1   Options Granted to Eligible Individuals
                    ---------------------------------------

            (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares.

            (b) Subject to Section 4.1 and such limitations as the Board may from time to time impose, the number of Shares subject to an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the maximum number of Shares that may be subject to an Option granted to any Eligible Individual during the period the Plan is in effect shall be 112,000.

            (c) The Exercise Price of an Option granted to an Eligible Individual shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price established for any Incentive Stock Option shall be determined in accordance with Section 5.5; and further provided, that the Exercise Price established for any Option shall not be less than the par value of a Share on the date on which the Option is granted.

            (d) The Exercise Period during which an Option granted to an Eligible Individual may be exercised, and the Vesting Date or Vesting Dates on and after which all or a specified portion of the Shares subject to the Option may be purchased, shall be determined by the Committee, in its discretion.

            (e) The Committee may, in its discretion, establish such other terms and conditions with respect to an Option granted to an Eligible Employee as it may deem necessary or appropriate, including, without limitation, the grant of related Dividend Equivalent Rights, which terms and conditions shall be specified in the Award Agreement evidencing such Option.

      Section 5.2 Options Granted to Eligible Directors
                  -------------------------------------

            (a) Subject to Section 4.1, effective as of the Effective Date, each Eligible Director who is an Eligible Director on such date shall be granted a Non-Qualified Stock Option to purchase 6,000 Shares. An individual who first becomes an Eligible Director subsequent to the Effective Date shall be granted, effective on the date he or she becomes an Eligible Director, a Non-Qualified Stock Option to purchase 6,000 Shares.

            (b) The Exercise Price of an Option granted to an Eligible Director shall be the Fair Market Value of a Share on the date on which the Option is granted.

            (c) The Exercise Period during which an Option granted to an Eligible Director may be exercised shall commence on the first anniversary of the date the Option was granted and shall expire on the earliest of:

                  (i) the last day of the one-year period commencing on the date the Eligible Director ceases to be an Eligible Director, other than due to a termination for cause;

                  (ii) the date the Eligible Director ceases to be an Eligible Director due to a termination for cause; and

                  (iii) the last day of the ten-year period commencing on the date on which the Option was granted;

provided, however, that in the event of an Eligible Director's termination of service due to Retirement while there is outstanding any Option granted to such Eligible Director for which the Exercise Period has not commenced, the Exercise Period applicable to such Option shall automatically commence as of the effective date of such Eligible Director's Retirement; and further provided, that in the event of a Change in Control while there is outstanding any Option granted to an Eligible Director for which the Exercise Period has not commenced, the Exercise Period applicable to such Option shall automatically commence on the earliest date on which the Change in Control is deemed to have occurred.

            (d) The Vesting Dates applicable to an Option granted to an Eligible Director pursuant to this Section 5.2 shall be:

                  (i) the first anniversary of the date the Option was granted with respect to 2,000 of the unvested Shares subject to the Option;

                  (ii) the second anniversary of the date the Option was granted with respect to an additional 2,000 of the unvested Shares subject to the Option; and

                  (iii) the third anniversary of the date the Option was granted with respect to the remaining 2,000 unvested Shares subject to the Option;

provided, however, that in the event of an Eligible Director's termination of service due to Retirement while there is outstanding any Option granted to such Eligible Director for which the applicable Vesting Date or Vesting Dates specified in this Section 5.2(d) has not occurred, such Option shall become fully vested as of the effective date of such Eligible Director's Retirement; and further provided, that in the event of a Change in Control while there is outstanding any Option granted to an Eligible Director for which the applicable

Vesting Date or Vesting Dates specified in this Section 5.2(d) has not occurred, such Option shall become fully vested as of earliest date on which the Change in Control is deemed to have occurred.

            (e) If an  Eligible  Director  granted  an Option  pursuant  to this
Section 5.2 ceases to be an Eligible Director prior to a Vesting Date specified in Section 5.2(d) for any reason other than Retirement or a termination of service following a Change in Control, any Option granted to such Eligible Director that has not previously become vested shall be forfeited.

      Section 5.3   Method of Exercise
                    ------------------

            (a) Subject to the limitations of the Plan and the Award Agreement evidencing an Option, the Option Holder may, at any time during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee or Administrator in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

                  (ii) delivering to the Committee or Administrator full payment for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Award Agreement.

Payment for Shares to be purchased upon exercise of an Option shall be made (A) in United States dollars (by certified or bank check or such other instrument as the Company may accept); (B) if and to the extent permitted by the Committee, in the form of Shares already owned beneficially by the Option Holder for a period of more than six months and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or (C) by a combination of (A) and (B). Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Committee or Administrator, together with a copy of irrevocable instructions to a broker to deliver promptly to Haven the amount of sale or loan proceeds to pay the Exercise Price. To facilitate the foregoing, Haven may enter into agreements for coordinated procedures with one or more brokerage firms. Notwithstanding the provisions of Section 10.9, the date of exercise shall be the earliest date practicable following the date on which the notice referred to in this Section 5.3(a) is received by the Committee or Administrator, but in no event more than three days after such notice is received.

            (b) When the requirements of Section 5.3(a) have been satisfied, the Committee or Administrator shall take such action as is necessary to cause the issuance, in the name of the Option Holder or such individual as the Option Holder may designate, of a stock certificate evidencing the ownership of such Shares. Except as may be provided under Article VIII with respect to Dividend Equivalent Rights, an Option Holder shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to the Option Holder on the stock transfer records of Haven, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Section 9.3.

      Section 5.4  Limitations on Options
                   ----------------------

            (a) No Eligible Individual shall be granted an Option unless at the time the Option is granted, each member of the Committee is a Disinterested Board Member.

            (b) An Option by its terms shall not be transferable by the Option Holder other than by will or by the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the lifetime of an Option Holder only by such Option Holder or an alternate payee designated pursuant to a Qualified Domestic Relations Order.

            (c) The obligation of Haven to deliver Shares with respect to an Option shall, if the Committee or Administrator so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee or Administrator shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Haven shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee or Administrator shall determine to be necessary or advisable.

      Section 5.5 Additional Limitations on Incentive Stock Options

            In addition to the limitations of Section 5.4, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

            (a) if, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and
(ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other Options intended to be Incentive Stock Options and previously granted to the same Eligible Individual which first become exercisable in such calendar year, then that portion of the Shares granted pursuant to such Options which cause the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares granted pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

            (b) the Exercise Price established for an Option intended to be an Incentive Stock Option shall not be less than the reported closing price of a Share as reported by the National Association of Securities Dealers Automated Quotation System for the date the Option is granted; and

            (c) the Exercise Price established for an Option intended to be an Incentive Stock Option that is granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of Haven, shall not be less than 110% of the amount determined under Section 5.5(b) without regard to this
Section 5.5(c).

                                   ARTICLE VI

                               APPRECIATION RIGHTS

      Section 6.1  Appreciation Rights Granted to Eligible Individuals
                   ---------------------------------------------------

            (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant an Appreciation Right to an Eligible Individual. Such Appreciation Right may, but shall not be required to, be related to all or a portion of the Shares subject to an Option that is granted to such Eligible Individual simultaneously with the Appreciation Right.

            (b) Subject to Section 4.1 and such limitations as the Board may from time to time impose, the number of Shares subject to an Appreciation Right granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the number of Shares subject to an Appreciation Right that relates to an Option shall not exceed the number of Shares subject to such Option.

            (c) The Exercise Price of an Appreciation Right granted to an Eligible Individual shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price established for an Appreciation Right that relates to all or any portion of an Option shall be the Exercise Price established for such Option.

            (d) The Exercise Period during which an Appreciation Right granted to an Eligible Individual may be exercised and the Vesting Date or Vesting Dates, if any, on and after which all or a specified portion of the Appreciation Right may be exercised, shall be determined by the Committee, in its discretion; provided, however, that the Exercise Period established for an Appreciation Right shall not commence prior to a Change in Control.

            (e) The Committee may, in its discretion, establish such other terms and conditions with respect to an Appreciation Right granted to an Eligible Employee as it may deem necessary or appropriate, including, but not limited to, the grant of related Dividend Equivalent Rights, which terms and conditions shall be specified in the Award Agreement evidencing such Appreciation Right.

      Section 6.2  Appreciation Rights Granted to Eligible Directors
                   -------------------------------------------------

            Each  Eligible  Director who has been granted an Option  pursuant to
Section 5.2 of the Plan shall, at the time the Option is granted, also be granted an Appreciation Right relating to all of the Shares subject to such Option, with an Exercise Price equal to the Exercise Price of the related Option. The Exercise Period applicable to such Appreciation Right shall be the same as for the related Option; provided, however, that such Exercise Period shall not commence prior to the earliest date on which a Change in Control is deemed to have occurred.

      Section 6.3  Exercise of Appreciation Rights
                   -------------------------------

            (a) An Award Recipient in possession of an Appreciation Right who desires to exercise such Appreciation Right shall do so by delivering to the Committee or Administrator advance written notice, in the form and manner prescribed by the Committee or Administrator, of his or her intent to exercise the Appreciation Right and the number of Shares with respect to which the Appreciation Right is to be exercised. Except as provided in section 6.3(c), within ten (10) days after the giving of such a notice, the Committee shall cause Haven to deliver to the Award Recipient a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Appreciation Rights being exercised.

            (b) For purposes of section 6.3(a), the term Change in Control Consideration shall mean the greater of (i) the highest price per Share paid by any Person who initiated or sought to effect the Change in Control for a Share during the period of one (1) year ending on the date of the relevant Change in Control;

and (ii) the average Fair Market Value of a Share over the last ten (10) trading days preceding the date of exercise of the Appreciation Right.

            (c) Notwithstanding  anything herein contained to the contrary,  the
Appreciation Rights granted hereunder shall be cancelled immediately prior to the effective time of a Change in Control resulting from a transaction between the Corporation and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Appreciation Rights shall be subject to the following conditions:

                  (i) the existence of the Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

                  (ii) the cancellation of the Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction eligible for pooling of interests accounting treatment; and

                  (iii) the transaction is, in fact, consummated.

      Section 6.4  Effect of Exercise
                   ------------------

            The exercise of an Appreciation Right which relates to all or a portion of an Option shall, for all purposes of the Plan other than determining the amount of Shares available pursuant to Section 4.1, be treated as an exercise of the related Option and a subsequent resale of the Shares acquired thereby.

                                   ARTICLE VII

                                RESTRICTED STOCK

      Section 7.1  Restricted Stock Granted to Eligible Individuals
                   ------------------------------------------------

            (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant Restricted Stock to an Eligible Individual.

            (b) Subject to Section 4.1 and such limitations as the Board may from time to time impose, the number of Shares of Restricted Stock granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the maximum number of Shares that may be granted to any Eligible Individual as Restricted Stock during the period the Plan is in effect shall be 28,000.

            (c) The Vesting Date or Vesting Dates on which all or a specified portion of the Restricted Stock granted to an Award Recipient shall become transferable shall be determined by the Committee, in its discretion; provided, however, that the Vesting Date or Vesting Dates shall be at least six months after the date of the grant of the Restricted Stock.

            (d) The Committee may, in its discretion, establish such other terms and conditions with respect to Restricted Stock granted to an Eligible Employee as it may deem necessary or appropriate, which terms and conditions shall be specified in the Award Agreement evidencing such Restricted Stock Award.

      Section 7.2  Restricted Stock Granted to Eligible Directors
                   ----------------------------------------------

            (a) Subject to Section 4.1, effective as of the Effective Date and as of the first business day of each of the first four calendar years beginning after the Effective Date ("Grant Date"), each Eligible Director who is an Eligible Director on such date shall be granted a number of Shares of Restricted Stock in lieu of receiving one-third of the Annual Retainer that would otherwise be paid in cash to such Eligible Director for the calendar year in which the Grant Date occurs. The number of Shares of Restricted Stock to be granted to an Eligible Director on each Grant Date pursuant to this Section 7.2(a) shall be equal to the dollar value of one-third of the Eligible Director's Annual Retainer for the calendar year in which the Grant Date occurs, divided by the Fair Market Value of a Share on the effective date of the grant, and any fractional Shares resulting from such calculation shall be disregarded.

            (b) The Vesting Date for Restricted Stock awarded to an Eligible Director pursuant to this Section 7.2 shall be the date that is six months after the date the Restricted Stock is granted.

            (c) If an Award Recipient granted  Restricted Stock pursuant to this
Section 7.2 ceases to be an Eligible Director prior to a Vesting Date specified in Section 7.2(b) for any reason other than a termination of service following a Change in Control or Retirement, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be forfeited.

            (d) If an Award Recipient granted  Restricted Stock pursuant to this
Section 7.2 ceases to be an Eligible Director due to Retirement prior to a Vesting Date specified in Section 7.2(b), any Restricted Stock granted to such Award Recipient that has not previously become vested shall be deemed vested as of the date of such Award Recipient's Retirement.

            (e) If, following a Change in Control, an Award Recipient granted Restricted Stock pursuant to this Section 7.2 ceases to be an Eligible Director prior to a Vesting Date specified in Section 7.2(b) for any reason, other than for cause, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be deemed vested as of the date such Award Recipient ceases to be an Eligible Director.

      Section 7.3 Stock Certificates
                  ------------------

            A stock certificate or stock certificates evidencing the Shares of Restricted Stock granted pursuant to this Article VII shall be registered on Haven's books in the name of the Award Recipient as of the date the Restricted Stock is granted and shall bear a legend restricting the transferability of such certificate or certificates and referring to the terms, conditions and other restrictions, including forfeiture, applicable to such Shares. Physical possession or custody of such certificates shall be retained by Haven until such time as such Shares become vested.

      Section 7.4  Shareholder Rights
                   ------------------

            Subsequent to the date Shares of Restricted Stock have been granted and prior to the date such Shares have become vested and are distributed, the Award Recipient shall be entitled to vote the Shares and receive cash dividends declared and paid with respect to such Shares. Any stock dividends declared and paid with respect to such Shares shall be evidenced by a stock certificate or certificates registered in the name of the Award Recipient, retained in the possession or custody of Haven, and made subject to the same restrictions, terms and conditions as the Shares to which they pertain. Such stock dividends shall become vested and be distributed at the same time as the Shares to which they pertain.

      Section 7.5  Distribution of Shares
                   ----------------------

            As soon as practicable following the Vesting Date of Shares of Restricted Stock granted pursuant to this Article VII, Haven shall issue the Award Recipient a stock certificate evidencing his ownership of the Shares granted as Restricted Stock and any additional Shares attributable to stock dividends paid on such Restricted Stock prior to vesting.


                                  ARTICLE VIII

                           DIVIDEND EQUIVALENT RIGHTS

      Section 8.1  In General
                   ----------

            The Committee may provide that each Eligible Individual who has been granted an Option or Appreciation Right shall, at the time such Award is granted, also be granted a Dividend Equivalent Right relating to all or a portion of the Shares subject to such Option or the Shares with respect to which the Appreciation Right relates.

      Section 8.2  Form of Dividend Equivalents
                   ----------------------------

            Dividend Equivalent Rights granted under this Article VIII may take the form of cash payments made currently or credited to a memorandum account established for the Award Recipient to be distributed, with earnings, at a later date, adjustments to the Exercise Price applicable, or the number of Shares subject, to an Award, or the distribution or crediting of Shares or Share equivalents, subject to the limitations of Section 4.1. Any Dividend Equivalent Rights granted pursuant to this Article VIII shall be subject to such restrictions, terms and conditions as the Committee may establish.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

      Section 9.1  Termination
                   -----------

            The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Awards theretofore granted under the Plan that are effective on the date of such suspension or termination of the Plan shall remain effective under the terms of the applicable Award Agreements.

      Section 9.2  Amendment
                   ---------

            The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if the amendment or revision:

            (a)   materially increases the benefits accruing under the Plan;

            (b) materially increases the number of Shares which may be issued under the Plan; or

            (c) materially modifies the requirements as to eligibility for Options, Appreciation Rights or Dividend Equivalent Rights under the Plan;

such amendment or revision shall be subject to approval by the shareholders of Haven; and further provided, that sections 5.2, 6.2 and 7.2 shall not be amended more than once every six months other than to comply with the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

      Section 9.3  Adjustments for Business Reorganization, Stock Split or Stock
                   -------------------------------------------------------------
Dividend
--------

            (a) Subject to Section 6.3(c), in the event of any merger, consolidation, or other business reorganization in which Haven is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of Shares on the record date for such event, the number of Shares covered by each outstanding Award and the number of Shares available under Section 4.1 shall be adjusted to account for such event. The adjustment to be made pursuant to this Section 9.3 for outstanding Options and Appreciation Rights shall be effected by multiplying the number of Shares then covered by each such outstanding Option or Appreciation Right by an amount ("Adjustment Amount") equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price for such outstanding Option or Appreciation Right shall be adjusted by dividing the Exercise Price by the Adjustment Amount; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjusting outstanding Options and Appreciation Rights. The adjustment to be made to the number of Shares relating to other types of Awards and the number of Shares available under Section 4.1 shall be effected by multiplying the number of such Shares by the Adjustment Amount.

            (b) Subject to Section 6.3(c), in the event of any merger, consolidation, or other business reorganization in which Haven is not the surviving entity:

                  (i) any Awards granted under the Plan which remain outstanding may be cancelled by the Committee as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to each Award Recipient in advance of the effective date of such event and the Award Recipient shall receive in consideration of such cancellation an amount in cash equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a Share as a result of such event over (B) the Exercise Price of such Award, if any; and

                  (ii) any Award which is not cancelled pursuant to Section 9.3(b)(i) shall be exchanged or adjusted in such manner as the Committee shall deem appropriate, in its absolute discretion, to account for such merger, consolidation or other business reorganization and, if appropriate, the Committee may provide, in its absolute discretion, that a cash payment will be made to the Award Recipient in connection with such exchange or adjustment of the Award.


                                    ARTICLE X

                                  MISCELLANEOUS

      Section 10.1  Status as an Employee Benefit Plan
                    ----------------------------------

            This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 10.2  No Right to Continued Employment or Board Membership
                    ----------------------------------------------------

            Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual or Eligible Director any right to a continuation of employment by the Corporation or continuation of membership on the Board or board of directors of the Bank. The Corporation reserves the right to dismiss any Eligible Individual or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

      Section 10.3 Construction of Language
                   ------------------------

            Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

      Section 10.4  Governing Law
                    -------------

            The Plan shall be construed, administered and enforced according to the laws of the State of Delaware without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

      Section 10.5  Headings
                    --------

            The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 10.6  Non-Alienation of Benefits
                    --------------------------

            The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      Section 10.7  Taxes
                    -----

            The Corporation shall have the right to deduct from all amounts paid by the Corporation in cash with respect to an Award, any taxes required by law to be withheld with respect to such Award. Where any Person is entitled to receive Shares pursuant to an Award, the Corporation shall have the right to require such Person to pay the Corporation the amount of any tax which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld. The Corporation may consider, but is not required to grant, a request by the Person entitled to receive Shares subject to withholding as to the manner in which such withholding shall be made.

      Section 10.8  Approval of Shareholders
                    ------------------------

            All Awards granted under this Plan shall be conditioned on the approval of the Plan by the shareholders of Haven on or prior to the date of the first annual meeting of such shareholders immediately following the adoption of the Plan by Haven. No Award granted under the Plan shall be effective, nor shall any Option or Appreciation Right be exercised or any Shares issued or purchased pursuant to the Plan, prior to such approval.

      Section 10.9  Notices
                    -------

            Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a)   If to the Committee:

                  Haven Bancorp, Inc.
                  93-22 Jamaica Avenue
                  Woodhaven, New York  11421

                  Attention: Administrator of the Haven Bancorp, Inc. 1996 Stock Incentive Plan

            (b) If to an Award Recipient, to the address as shown in the Corporation's personnel records.


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